                                                                    EXHIBIT 10.3

        "ATTACHED RIDER SETS FORTH RIGHTS AND OBLIGATIONS OF TENANTS AND LANDLORDS UNDER THE RENT STABILIZATION LAW." ("LOS DERECHOS Y RESPON-
       SABILIDADES DE INQUILINOS Y CASEROS ESTAN DISPONIBLE EN ESPANOL").

                        STANDARD FORM OF APARTMENT LEASE
                     THE REAL ESTATE BOARD OF NEW YORK, INC.
                    (C) Copyright 1988. All Rights Reserved.
                  Reproduction in whole or in part prohibited.

         PREAMBLE: This lease contains the agreements between You and Owner concerning Your rights and obligations and the rights and obligations of Owner. You and Owner have other rights and obligations which are set forth in government laws and regulations.

         You should read this Lease and all of its attached parts carefully. If You have any question or if You do not understand any words or statements, get clarification. Once You and Owner sign the Lease You and Owner will be presumed to have read it and understood it. You and Owner admit that all agreements between You and Owner have been written into this Lease. You understand that any any agreements made before or after this Lease was signed and not written into it will not be enforceable.

         THIS LEASE is made on                March 30, 2001            between
                               ---------------------------------------
                                   month        day         year
Owner,               BROAD STREET LLC
       -------------------------------------------------------------------------
whose address is   25 BROAD STREET NEW YORK, NY 10004
                 ---------------------------------------------------------------
and You, the Tenant,   MacReport.Net, Inc./Vito Lucchetti
                     -----------------------------------------------------------

1. APARTMENT AND USE
         Owner agrees to lease to you Apartment    TSI       on the    TS
                                                 ----------          -----------

floor in the Building at 25 Broad Street  Borough of      MANHATTAN   , City
                        -----------------            ----------------
and State of New York.

         You shall use the Apartment for living purposes only. The Apartment may be occupied by the tenant or tenants named above and by the immediate family of the tenant or tenants and by occupants as defined in and only in accordance with Real Property Law ss.235-f.

2. LENGTH OF LEASE

         The term (that means the length) of this Lease is  1  years,  0  months
                                                           ---        ---
   0    days beginning on  April 15, 2001 and ending on    April 14, 2002    .
------                     --------------                -------------------
If you do not do everything You agree to do in this Lease, Owner may have the right to end it before the above date. If Owner does not do everything that owner agrees to do in this Lease. You may have the right to end the Lease before ending date.

3. RENT

         Your monthly rent for the Apartment is $  5,195* paid in advance for
                                                 ------------------------------
a total of $61,340 *** $2000 credit issued to tenant.
--------------------------------------------------------------------------------
until adjusted pursuant to Article 4 below. You must pay Owner the rent, in advance, on the first day of each month either at Owner's office or at another place that Owner may inform You of by written notice. You must pay the first month's rent to Owner when You sign this Lease if the lease begins on the first day of the month. If the Lease begins after the first day of the month, You must pay when you sign this lease (1) the part of the rent from the beginning date of this Lease until the last day of the month and (2) the full rent for the next full calendar month. If this Lease is a Renewal Lease, the rent for the first month of this Lease need not be paid until the first day of the month when the renewal term begins.

4. RENT ADJUSTMENTS

         If this Lease is for a Rent Stabilized apartment, the rent herein shall be adjusted up or down during the Lease term, including retroactively, to conform to the Rent Guidelines. Where Owner, upon application to the State Division of Housing and Community Renewal ("authorized agency") is found to be entitled to an increase in rent or other relief, You and Owner agree: a. to be bound by such determination; b. where the authorized agency has granted an increase in rent, You shall pay such increase in the manner set forth by the authorized agency; c. except that in the event that an order is issued increasing the stablization rent because of Owner hardship, You may, within thirty (30) days of your receipt of a copy of the order, cancel your lease on sixty (60) days written notice to Owner. During said period You may continue in occupancy at no increase in rent.

5. SECURITY DEPOSIT

         You are required to give Owner the sum of $ 5,195 when You sign this
                                                    ------
Lease as a security deposit, which is called in law a trust. Owner will deposit
this security in       Chase Manhattan Bank           bank at Water Street .
                 ----------------------------------           -------------
If the Building contains six or more apartments, the bank account will earn interest. If You carry out all of your agreements in this Lease, at the end of each calendar year Owner or the bank will pay to Owner 1% interest on the deposit for administrative costs and to You all other interest earned on the security deposit.

         If You carry out all of your agreements in this Lease and if You move out of the Apartment and return it to Owner in the same condition it was in when You first occupied it, except for ordinary wear and tear or damage caused by fire or other casualty, Owner will return to You the full amount of your security deposit and interest to which You are entitled within 60 days after this Lease ends. However, if You do not carry out all your agreements in this Lease, Owner may keep all or part of your security deposit and any interest which has not yet been paid to You necessary to pay Owner for any losses incurred, including missed payments.

         If Owner sells or leases the building, Owner will turn over your security, with interest, either to You or to the person buying or leasing (lessee) the building within 5 days after the sale or lease. Owner will then notify You, by registered or certified mail, of the name and address of the person or company to whom the deposit has been turned over. In such case, Owner will have no further responsibility to You for the security deposit. The new owner or lessee will become responsible to You for the security deposit.

6. IF YOU ARE UNABLE TO MOVE IN

         A situation could arise which might prevent Owner from letting You move into the Apartment on the beginning date set in this Lease. If this happens for reasons beyond Owner's reasonable control, Owner will not be responsible for Your damages


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Space to be filled in.

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or expenses, and this Lease will remain in effect. However, in such case, this
Lease will start on the date when You can move in, and the ending date in
Article 2 will be changed to a date reflecting the full term of years set forth in Article 2. You will not have to pay rent until the move-in date Owner gives You by written notice, or the date You move in, whichever is earlier. If Owner does not give You notice that the move-in date is within 30 days after the beginning date of the term of this Lease as stated in Article 2, You may tell Owner in writing, that Owner has 15 additional days to let You move in, or else the Lease will end. If Owner does not allow You to move in within those additional 15 days, then the Lease is ended. Any money paid by You on account of this Lease will then be refunded promptly by Owner.

7. CAPTIONS

         In any dispute arising under the Lease, in the event of a conflict between the text and a caption, the text controls.

8. WARRANTY OF HABITABILITY

         A. All of the sections of this Lease are subject to the provisions of the Warranty of Habitability Law in the form it may have from time to time during this Lease. Nothing in this Lease can be interpreted to mean that You have given up any of your rights under that law. Under that law, Owner agrees that the Apartment and the Building are fit for human habitation and that there will be no conditions which will be detrimental to life, health or safety.

         B. You will do nothing to interfere or make more difficult Owner's efforts to provide You and all other occupants of the Building with the required facilities and services. Any condition caused by your misconduct or the misconduct of anyone under your direction or control shall not be a breach by Owner.

9. CARE OF YOUR APARTMENT-END OF LEASE-MOVING OUT

         A. You will take good care of the apartment and will not permit or do any damage to it, except for damage which occurs through ordinary wear and tear. You will move out on or before the ending date of this lease and leave the Apartment in good order and in the same condition as it was when You first occupied it, except for ordinary wear and tear and damage caused by fire or other casualty.

         B. When this Lease ends, You must remove all of your movable property. You must also remove at your own expense, any wall covering, bookcases, cabinets, mirrors, painted murals or any other installation or attachment You may have installed in the Apartment, even if it was done with Owner's consent. You must restore and repair to its original condition those portions of the Apartment affected by those installations and removals. You have not moved out until all persons, furniture and other property of yours is also out of the Apartment. If your property remains in the Apartment after the Lease ends, Owner may either treat You as still in occupancy and charge You for use, or may consider that You have given up the Apartment and any property remaining in the Apartment. In this event, Owner may either discard the property or store it at your expense. You agree to pay Owner for all costs and expenses incurred in removing such property. The provisions of this article will continue to be in effect after the end of this Lease.

10. CHANGES AND ALTERATIONS TO APARTMENT

         You cannot build in, add to, change or alter, the Apartment in any way, including wallpapering, painting, repainting, or other decorating, without getting Owner's written consent before You do anything. Without Owner's prior written consent, You cannot install or use in the Apartment any of the following: dishwasher machines, clothes washing or drying machines, electric stoves, garbage disposal units, heating, ventilating or air conditioning units or any other electrical equipment which, in Owner's reasonable opinion, will overload the existing wiring installation in the Building or interfere with the use of such electrical wiring facilities by other tenants of the Building. Also, You cannot place in the Apartment water-filled furniture.

11. YOUR DUTY TO OBEY AND COMPLY WITH LAWS, REGULATIONS AND LEASE RULES

         a. Government laws and orders. You will obey and comply (1) with all present and future city, state and federal laws and regulations, including the Rent Stabilization Code and Law, which affect the Building or the Apartment, and
(2) with all orders and regulations of Insurance Rating Organizations which affect the Apartment and the Building. You will not allow any windows in the Apartment to be cleaned from the outside, unless the equipment and safety devices required by law are used.

         B. Owner's Rules Affecting You. You will obey all Owner's rules listed in this Lease and all future reasonable rules of Owner or Owner's agent. Notice of all additional rules shall be delivered to You in writing or posted in the lobby or other public place in the building. Owner shall not be responsible to You for not enforcing any rules, regulations or provisions of another tenant's lease except to the extent required by law.

         C. Your Responsibility. You are responsible for the behavior of yourself, of your immediate family, your servants and people who are visiting You. You will reimburse Owner as additional rent upon demand for the cost of all losses, damages, fines and reasonable legal expenses incurred by Owner because You, members of your immediate family, servants or people visiting You have not obeyed government laws and order of the agreements or rules of this Lease.

12. OBJECTIONABLE CONDUCT

         As a tenant in the Building, You will not engage in objectionable conduct. Objectionable conduct means behavior which makes or will make the Apartment or the Building less fit to live in for You or other occupants. It also means anything which interferes with the right of others to properly and peacefully enjoy their Apartments, or causes conditions that are dangerous, hazardous, unsanitary and detrimental to other tenants in the Building. Objectionable conduct by You gives Owner the right to end this Lease.

13. SERVICES AND FACILITIES

         A. Required Services. Owner will provide cold and hot water and heat as required by law, repairs to the Apartment, as required by law, elevator service if the Building has elevator equipment, and the utilities, if any, included in the rent, as set forth in sub-paragraph B. You are not entitled to any rent reduction because of a stoppage or reduction of any of the above services unless it is provided by law.

         B. The following utilities are included in the rent Gas, Steam, Water (Hot & Cold)

         C. Electricity and Other Utilities. If Owner provides electricity or gas and the charge is included in the rent on Page 1, or if You buy electricity or gas from Owner for a separate (submetered) charge, your obligations are described in the Rider attached to this Lease. If electricity or gas is not included in the rent or is not charged separately by Owner, You must arrange for this service directly with the utility company. You must also pay directly for telephone service if it is not included in the rent.

         D. Appliances. Appliances supplied by Owner in the Apartment are for your use. They will be maintained and repaired or replaced by Owner, but if repairs or replacement are made necessary because of your negligence or misuse, You will pay Owner for the cost of such repair or replacement as additional rent.

         E. Elevator Service. If the elevator is the kind that requires an employee of Owner to operate it, Owner may end this service without reducing the rent if: (1) Owner gives You 10 days notice that this service will end; and (2) within a reasonable time after the end of this 10-day notice, Owner begins to substitute an automatic control type of elevator and proceeds diligently with its installation.

         F. Storeroom Use. If Owner permits You to use any storeroom, laundry or any other facility located in the building but outside of the Apartment, the use of this storeroom or facility will be furnished to You free of charge and at your own risk, except for loss suffered by You due to Owner's negligence. You will operate at your expense any coin operated appliances located in such storerooms or laundries.

14. INABILITY TO PROVIDE SERVICES

         Because of a strike, labor, trouble, national emergency, repairs, or any other cause beyond Owner's reasonable control, Owner may not be able to provide or may be delayed in providing any services or in making any repairs to the Building.


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Space to be filled in.

                                                 Rider to be added if necessary.

         In any of these events, any rights You may have against Owner are only those rights which are allowed by laws in effect when the reduction in service occurs.

15.  ENTRY TO APARTMENT

         During reasonable hours Owner may enter the Apartment for the following reasons:

         (A) To erect, use and maintain pipes and conduits in and through the walls and ceilings of the Apartment; to inspect the Apartment; and to make any necessary repairs or changes Owner decides are necessary. Your rent will not be reduced because of any of this work, unless required by Law.

         (B) To show the Apartment to persons who may wish to become owners or lessees of the entire Building or may be interested in lending money to Owner;

         (C)

         (D) If during the last month of the Lease You have moved out and removed all or almost all of your property from the Apartment, Owner may enter to make changes, repairs or redecorations. Your rent will not be reduced for that month and this Lease will not be ended by Owner's entry.

         (E) If at any time You are not personally present to permit Owner or Owner's representative to enter the Apartment and entry is necessary or allowed by law or under this lease, Owner or Owner's representatives may nevertheless enter the Apartment. Owner may enter by force in an emergency. Owner will not be responsible to You, unless during this entry, Owner or Owner's representative is negligent or misuses your property.

16.  ASSIGNING; SUBLETTING; ABANDONMENT

         (a) Assigning and Subletting. You cannot assign this Lease or sublet the Apartment without Owner's advance written consent in each instance to a request made by You in the manner required by Real Property Law ss226-b, and in accordance with the provisions of the Rent Stabilization Code and Law, relating to subletting. Owner may refuse to consent to a lease assignment for any reason or no reason, but if Owner unreasonably refuses to consent to request for a Lease assignment properly made, at your request in writing, Owner will end this Lease effective as of thirty days after your request. The first and every other time you wish to sublet the Apartment, You must get the written consent of Owner unless Owner unreasonably withholds consent following your request to sublet in the manner provided by Real Property Law ss226.b. Owner may impose a reasonable credit check fee on You in connection with an application to assign or sublet. If You fail to pay your rent Owner may collect rent from subtenant or occupant without releasing You from the Lease. Owner will credit the amount collected against the rent due from You. However, Owner's acceptance of such rent does not change the status of the subtenant or occupant to that of direct tenant of Owner and does not release You from this Lease.

         (b) Abandonment. If You move out of the Apartment (abandonment) before the end of this Lease without the consent of Owner, this Lease will not be ended (except as provided by law following Owner's unreasonable refusal to consent to an assignment or subletting requested by You.) You will remain responsible for each monthly payment of rent as it becomes due until the end of this Lease. In case of abandonment, your responsibility for rent will end only if Owner chooses to end this Lease for default as provided in Article 17.

17.  DEFAULT

         (1) You default under the Lease if You act in any of the following ways:

             (a) You fail to carry out any agreement or provision of this Lease

             (b) You or another occupant of the Apartment behaves in an objectionable manner;

             (c) You do not take possession or move into the Apartment 15 days after the beginning of this Lease;

             (d) You and other legal occupants of the Apartment move out permanently before this Lease ends;

If You do default in any one of these ways, other than a default in the agreement to pay rent, Owner may serve You with a written notice to stop or correct the specified default within 10 days. You must then either stop or correct the default within 10 days, or, if You need more than 10 days, You must begin to correct the default within 10 days and continue to do all that is necessary to correct the default as soon as possible.

         (2) If You do not stop or begin to correct a default within 10 days, Owner may give You a second written notice that this Lease will end six days after the date the second written notice is sent to You. At the end of the 6-day period, this Lease will end. You then must move out of the Apartment. Even though this Lease ends, You will remain liable to Owner for unpaid rent up to the end of this Lease, the value of your occupancy, if any, after the Lease ends, and damages caused to Owner after that time as stated in Article 18.

         (3) If You do not pay your rent when this Lease requires after a personal demand for rent has been made, or within three days after a statutory written demand for rent has been made, or if the Lease ends, Owner may do the following: (a) enter the apartment and retake possession of it if You have moved out; or (b) go to court and ask that You and all other occupants in the Apartment be compelled to move out.

         Once this Lease has been ended, whether because of default or otherwise, You give up any right You might otherwise have to reinstate or renew the Lease.

18. REMEDIES OF OWNER AND YOUR LIABILITY

         If this Lease is ended by Owner because of your default, the following are the rights and obligations of You and Owner.

         (a) You must pay your rent until this Lease has ended. Thereafter, You must pay an equal amount for what the law calls "use and occupancy" until You actually move out.

         (b) Once You are out, Owner may re-enter the Apartment or any portion of it for a period of time which may end before or after the ending date of this Lease. Owner may re-rent to a new tenant at a lesser rent or may charge a higher rent than the rent in this Lease.

         (c) Whether the Apartment is re-rented or not, You must pay to Owner as damages:

             (2) Owner's expenses for advertisements, broker's fees and the cost of putting the Apartment in good condition for re-rental; and

          ***(3) Owner's expenses for attorney's fees.

19. ADDITIONAL OWNER REMEDIES

         If You do not do everything You have agreed to do, or if You do anything which shows that You intend not to do what You have agreed to do, Owner has the right to ask a Court to make You carry out your agreement or to give the Owner such other relief as the Court can provide. This is in addition to the remedies in Article 17 and 18 of this lease.

20. FEES AND EXPENSES

         A. Owner's Right. You must reimburse Owner for any of the following fees and expenses incurred by Owner:

            (1) Making any repairs to the Apartment or the Building which result from misuse or negligence by You or persons who live with You, visit You, or work for You;

***This may be deleted.

            (2) Repairing or replacing any appliance damaged by Your misuse or negligence.

            (3) Correcting any violations of city, state or federal laws or orders and regulations of insurance rating organizations concerning the Apartment or the Building which You or persons who live with You, visit You, or work for You have caused;

            (4) Preparing the Apartment for the next tenant if You move out of your Apartment before the Lease ending date;

         ***(5) Any legal fees and disbursements for legal actions or proceedings brought by Owner against You because of a Lease default by You or for defending lawsuits brought against Owner because of your actions;

            (6) Removing all of your property after this Lease is ended;

            (7) All other fees and expenses incurred by Owner because of your failure to obey any other provisions and agreements of this Lease;

         These fees and expenses shall be paid by You to Owner as additional rent within 30 days after You receive Owner's bill or statement. If this Lease has ended when these fees and expenses are incurred, You will still be liable to Owner for the same amount as damages.

         B. Tenant's Right, Owner agrees that unless sub-paragraph 5 of this
Article 20 has been stricken out of this Lease You have the right to collect reasonable legal fees and expenses incurred in a successful defense by You of a lawsuit brought by Owner against You or brought by You against Owner to the extent provided by Real Property Law, section 234.

21. PROPERTY LOSS, DAMAGES OR INCONVENIENCE

         Unless caused by the negligence or misconduct of Owner or Owner's agents or employees, Owner or Owner's agents and employees are not responsible to You for any of the following: (1) any loss of or damage to You or your property in the Apartment or the Building due to any accidental or intentional cause, even a theft or another crime committed in the Apartment or elsewhere in the Building; (2) any loss of or damage to your property delivered to any employee of the Building (i.e., doorman, superintendent, etc.); or (3) any damage or inconvenience caused to You by actions, negligence or violations of a Lease by any other tenant or person in the Building except to the extent required by law. Owner will not be liable for any temporary interference with light, ventilation, or view caused by construction by or in behalf of Owner. Owner will not be liable for any such interference on a permanent basis caused by construction on any parcel of land not owned by Owner. Also, Owner will not be liable to You for such interference caused by the permanent closing, darkening or blocking up of windows, if such action is required by law. None of the foregoing events will cause a suspension or reduction of the rent or allow You to cancel the Lease.

22. FIRE OR CASUALTY

         A. If the Apartment becomes unusable, in part or totally, because of fire, accident or other casualty, this Lease will continue unless ended by Owner under C below or by You under D below. But the rent will be reduced immediately. This reduction will be based upon the part of the Apartment which is unusable.

         B. Owner will repair and restore the Apartment, unless Owner decides to take actions described in paragraph C below.

         C. After a fire, accident or other casualty in the Building, Owner may decide to tear down the Building or to substantially rebuild it. In such case, Owner need not restore the Apartment but may end this Lease. Owner may do this even if the Apartment has not been damaged, by giving You written notice of this decision within 30 days after the date when the damage occurred. If the Apartment is usable when Owner gives You such notice, this Lease will end 60 days from the last day of the calendar month in which You were given the notice.

         D. If the Apartment is completely unusable because of fire, accident or other casualty and it is not repaired in 30 days, You may give Owner written notice that You end the Lease. If you give that notice, this Lease is considered ended on the day that the fire, accident or casualty occurred. Owner will refund your security deposit and the pro-rate portion of rents paid for the month in which the casualty happened.

         E. Unless prohibited by the applicable insurance policies, to the extent that such insurance is collected, You and Owner release and waive all right of recovery against the other or anyone claiming through or under each by way of subrogation.

23. PUBLIC TAKING

         The entire building or a part of it can be acquired (condemned) by any government or government agency for a public or quasi-public use or purpose. If this happens, this Lease shall end on the date the government or agency take title, You shall have no claim against Owner for any damage resulting; You also agree that by signing this Lease, You assign to Owner any claim against the Government or Government agency for the value of the unexpired portion of this Lease.

24. SUBORDINATION CERTIFICATE AND ACKNOWLEDGEMENTS

         All leases and mortgages of the Building or of the land on which the Building is located, now in effect or made after this Lease is signed, come ahead of this Lease. In other words, this Lease is "subject and subordinate to" any existing or future lease or mortgage on the Building or land, including any renewals, consolidations, modifications and replacements of these leases or mortgages. If certain provisions of any of these leases or mortgages come into effect, the holder of such lease or mortgage can end this Lease. If this happens, You agree that You have no claim against Owner or such lease or mortgage holder. If Owner requests, You will sign promptly an acknowledgement of the "subordination" in the form that Owner requires.

         You also agree to sign (if accurate) a written acknowledgement to any third party designated by Owner that this Lease is in effect, that Owner is performing Owner's obligations under this Lease and that you have no present claim against Owner.

25. TENANT'S RIGHT TO LIVE IN AND USE THE APARTMENT

         If You pay the rent and any required additional rent on time and You do everything You have agreed to do in this Lease, your tenancy cannot be cut off before the ending date, except as provided for in Articles 22, 23 and 24.

26. BILLS AND NOTICE

         A. Notices to You. Any notice from Owner or Owner's agent or attorney will be considered properly given to You if it (1) is in writing; (2) is signed by or in the name of Owner or Owner's agent; and (3) is addressed to You at the Apartment and delivered to You personally or sent by registered or certified mail to You at the Apartment. The date of service of any written notice by Owner to you under this agreement is the date of delivery or mailing of such notice.

         B. Notices to Owner. If you wish to give a notice to Owner, You must write it and deliver it or send it by registered or certified mail to Owner at the address noted on page 1 of this Lease or at another address of which Owner or Agent has given You written notice.

27. GIVING UP RIGHT TO TRIAL BY JURY AND COUNTERCLAIM

         A. Both You and Owner agree to give up the right to a trial by jury in a court action, proceeding or counter claim on any matters concerning this Lease, the relationship of You and Owner as Tenant and Landlord or your use or occupancy of the Apartment. This agreement to give up the right to a jury trial does not include claims for personal injury or property damage. B. If Owner begins any court action or proceeding against You which asks that You be compelled to move out, You cannot make a counterclaim unless You are claiming that Owner has not done what Owner is supposed to do about the condition of the Apartment or the Building.

*** This may be deleted.

28. NO WAIVER OF LEASE PROVISIONS

         A. Even if Owner accepts your rent or fails once or more to take action against You when You have not done what You have agree to do in this Lease, the failure of Owner to take action or Owner's acceptance of rent does not prevent Owner from taking action at a later date if You again do not do what You have agreed to do.

         B. Only a written agreement between You and Owner can waive any violation of this Lease.

         C. If You pay and Owner accepts an amount less than all the rent due, the amount received shall be considered to be in payment of all or a part of the earliest rent due. It will not be considered an agreement by Owner to accept the lesser amount in full satisfaction of all of the rent due.

         D. Any agreement to end this Lease and also to end the rights and obligations of You and Owner must be in writing, signed by You and Owner or Owner's agent. Even if You give keys to the Apartment and they are accepted by any employee, or agent, or Owner, this Lease is not ended.

29. CONDITION OF THE APARTMENT

         When You signed this Lease, You did not rely on anything said by Owner, Owner' agent or superintendent about the physical condition of the Apartment, the Building or the land on which it is built. You did not rely on any promise as to what would be done, unless what was said or promised is written in this Lease and signed by both You and Owner or found in Owner's floor plans or brochure shown to You before You signed the Lease. Before signing this Lease, You have inspected the apartment and You accept it in its present condition "as is", except for any condition which You could not reasonably have seen during your inspection. You agree that Owner has not promised to do any work in the Apartment except as specified in attached "Work" rider.

30.

31. DEFINITIONS

         A. Owner: The term "Owner" means the person or organization receiving or entitled to receive rent from You for the Apartment at any particular time other than a rent collector or managing agent of Owner. "Owner" includes the owner of the land or Building, a lessor, or sublessor of the land or Building and a mortgagee in possession. It does not include a former owner, even if the former owner signed this Lease.

         B. You: The Term "You" means the person or persons signing this Lease as Tenant and the successors and assigns of the signer. This Lease has established a tenant-landlord relationship between You and Owner.

32. SUCCESSOR INTERESTS

         The agreements in this Lease shall be binding on Owner and You and on those who succeed to the interest of Owner or You by law, by approved assignment or by transfer.

Owners Rules - a part of this lease  - see page 6

         TO CONFIRM OUR AGREEMENTS, OWNER AND YOU RESPECTIVELY SIGN THIS LEASE AS OF THE DAY AND YEAR FIRST WRITTEN ON PAGE 1.

Witnessess
                                           /s/ [ILLEGIBLE]              [L.S.]
------------------------------------      ------------------------------------
                                          Owner's Signature

                                          /s/  [ILLEGIBLE]              [L.S.]
------------------------------------      ------------------------------------
                                          Tenant's Signature

                                                                        [L.S.]
------------------------------------      ------------------------------------
                                          Tenant's Signature

Dated, New York City                  19

----------------------------  Witness      ------------------------  Guarantor

                                           ------------------------  Address
=========
[GRAPHIC OMITTED] To be filled in if applicable

================================================================================


[SEAL]                     STANDARD FORM OF APARTMENT                     [SEAL]


                                     LEASE
                    The Real Estate Board of New York, Inc.

                      Copyright 1988. All rights Reserved.
                  Reproduction in whole or in part prohibited.

                  ATTACHED RULES WHICH ARE A PART OF THE LEASE
                           AS PROVIDED BY ARTICLE 11

Public Access Ways

1. (a) Tenants shall not block or leave anything in or on fire escapes, the sidewalks, entrances, driveways, elevators, stairways, or halls. Public access ways shall be used only for entering and leaving the Apartment and the Building. Only those elevators and passageways designated by Owner can be used for deliveries.

         (b) Baby carriages, bicycles or other property of Tenants shall not be allowed to stand in the halls, passageways, public areas or courts of the Building.


Bathroom and Plumbing Fixtures

2. The bathrooms, toilets and wash closets and plumbing fixtures shall only be used for the purposes for which they were designated or built; sweepings, rubbish bags, acids or other substances shall not be placed in them.

Refuse

3. Carpets, rugs or other articles shall not be hung or shaken out of any window of the Building. Tenants shall not sweep or throw or permit to be swept or thrown any dirt, garbage or other substances out of the windows or into any of the halls, elevators or elevator shafts. Tenants shall not place any articles outside of the Apartment or outside of the building except in safe containers and only at places chosen by Owner.

Elevators

4. All non-automatic passenger and service elevators shall be operated only by employees of Owner and must not in any event be interfered with by Tenants. The service elevators, if any, shall be used by servants, messengers and trades people for entering and leaving, and the passenger elevators, if any, shall not be used by them for any purpose. Nurses with children, however, may use the passenger elevators.

Laundry

5. Laundry and drying apparatus, if any, shall be used by Tenants in the manner and at the times that the superintendent or other representative of Owner may direct. Tenants shall not dry or air clothes on the roof.

Keys and Locks

6. Owner may retain a pass key to the apartment. Tenants may install on the entrance of the Apartment an additional lock of not more than three inches in circumference. Tenants may also install a lock on any window but only in the manner provided by law. Immediately upon making any installation of either type, Tenants shall notify Owner or Owner's agent and shall give Owner or Owner's agent a duplicate key. If changes are made to the locks or mechanism installed by Tenants, Tenants must deliver keys to Owner. At the end of this Lease, Tenants must return to Owner all keys either furnished or otherwise obtained. If Tenants lose or fail to return any keys which were furnished to them, Tenants shall pay to Owner the cost of replacing them.

Noise

7. Tenants, their families, guests, employees, or visitors shall not make or permit any disturbing noises in the Apartment or Building or permit anything to be done that will interfere with the rights, comforts, or convenience of other tenants. Also, Tenants shall not play a musical instrument or operate or allow to be operated a phonograph, radio or television set so as to disturb or annoy any other occupant of the Building.

No Projections

8. An aerial may not be erected on the roof or outside wall of the Building without the written consent of Owner. Also, awnings or other projections shall not be attached to the outside walls of the Building or to any balcony or terrace.

No Pets

9. Dogs or animals of any kind shall not be kept or harbored in the Apartment, unless in each instance it be expressly permitted in writing by Owner. This consent, if given, can be taken back by Owner at any time for good cause on reasonably given notice. Unless carried or on a leash, a dog shall not be permitted on any passenger elevator or in any public portion of the building. Also, dogs are not permitted on any grass or garden plot under any condition. BECAUSE OF THE HEALTH HAZARD AND POSSIBLE DISTURBANCE OF OTHER TENANTS WHICH ARISE FROM THE UNCONTROLLED PRESENCE OF ANIMALS, ESPECIALLY DOGS, IN THE BUILDING, THE STRICT ADHERENCE TO THE PROVISIONS OF THIS RULE BY EACH TENANT IS A MATERIAL REQUIREMENT OF EACH LEASE. TENANTS' FAILURE TO OBEY THIS RULE SHALL BE CONSIDERED A SERIOUS VIOLATION OF AN IMPORTANT OBLIGATION BY TENANT UNDER THIS LEASE. OWNER MAY ELECT TO END THIS LEASE BASED UPON THIS VIOLATION.

Moving

10. Tenants can use the elevator to move furniture and possessions only on designated days and hours. Owner shall not be liable for any costs, expenses or damages incurred by Tenants in moving because of delays caused by the unavailability of the elevator.

Floors

11. Apartment floors shall be covered with rugs or carpeting to the extent of at least 80% of the floor area of each room excepting only kitchens, pantries, bathroom and hallways. The tacking strip for wall-to-wall carpet will be glued, not nailed to the floor.

Window Guards

12. IT IS A VIOLATION OF LAW TO REFUSE, INTERFERE WITH INSTALLATION, OR REMOVE WINDOW GUARDS WHERE REQUIRED. (SEE ATTACHED WINDOW GUARD RIDER)

                                      LEASE
                                      RIDER

(THIS RIDER AND THE APARTMENT ARE NOT SUBJECT TO RENT STABILIZATION, RENT CONTROL OR ANY OTHER RENT REGULATION)

This Rider shall be deemed to be incorporated into and is made a part of the Lease between MacReport.net, Inc./Vito Lucchetti, Tenant(s) and Broad Street LLC, dated March 30, 2001 for the term commencing April 15, 2001 and expiring on April 14, 2002 ("the Lease") regarding the renting of apartment TSI ("the Apartment") at 25 Broad Street, New York, N.Y.

Any inconsistency between the terms of this Rider and the Lease shall be resolved in favor of this Rider.

1. APARTMENT AND USE

(Supplementing the provisions of Paragraph 1 of the Lease). In addition to the tenant or tenants named in the Lease (hereinafter the "Tenant" or "Tenants"), the following individuals shall occupy the Apartment:


Name                    Date of Birth                  Relationship to Tenant(s)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

No other individuals or entities except the Tenant(s) named in this Lease or occupants listed in this paragraph shall occupy the Apartment. The Tenant(s) or occupants may sleep only in the bedrooms (not in the living rooms) of the Apartment and no more than two (2) individuals may sleep in a bedroom at any time. Failure to abide by the terms of this Article shall constitute a default under this Lease.

2. WARRANTY OF HABITABILITY

(Supplementing the provisions, of Paragraph 8 of the Lease). If this lease pertains to the initial occupancy of the apartment's conversion to residential use, Owner hereby discloses and Tenant acknowledges that during such initial occupancy it is anticipated and understood that Owner anticipates that it will continue various construction activities throughout the Building. All construction shall be performed with all requisite approvals and pursuant to all applicable statutes, codes, laws and ordinances. Having been so placed on notice as to the likelihood of continued construction activities during Tenant's initial occupancy and Tenant having knowingly, willingly and voluntarily agreed to execute this Lease and enter into occupancy nonetheless, Tenant agrees that such construction activities shall not constitute a violation of this paragraph or any rights otherwise enjoyed by Tenant, including, but not limited to, the Tenant's right to quiet enjoyment. It is understood that, but for Tenant's representation made herein, Owner would not have entered into this Lease with Tenant.

3. SERVICES AND FACILITIES

The Appliances shall remain the property of the Owner. Tenant shall maintain and keep in good repair the Appliances. In the event any Appliances supplied by the Owner to Tenant are damaged due to Tenant's act or neglect, Owner may repair the Appliance at Tenant's expense. In the event the Owner repairs an Appliance on Tenant's behalf, the repair cost of the Appliance shall become additional rent and may be collected by Owner as if it were rent set forth in paragraph 3 of the Lease. Notwithstanding anything to the contrary contained herein, Tenant shall not install any washing machine or dryer in the Apartment.

4. ASSIGNING; SUBLETTING; ABANDONMENT
   (Supplementing the provisions of Paragraph 16 of the Lease)

   A. Tenant cannot assign this Lease or sublet the Apartment without Owner's advance written consent, in each instance, to a request made by Tenant in the manner required by Real Property Law paragraph 226-b, except as otherwise provided for in the Sublet Rider, if any, attached hereto. Tenant shall not be relieved of any obligations or liability under the Lease in the event of any subletting or assignment of the Lease.

   B. Any removal by Tenant of the furniture and furnishings in the subject Apartment or a substantial part thereof or any other act by Tenant which might suggest that Tenant has vacated the Apartment, shall be deemed an abandonment of the Apartment by Tenant and in such case the Owner may re-enter and re-take possession of the Apartment without any court proceedings and re-rent the Apartment without freeing Tenant from Tenant's debts and duties assumed in signing this agreement.

5. REMEDIES OF OWNER AND YOUR LIABILITY

(Supplementing the provisions of Paragraph 18 of the Lease). If this Lease is ended by Owner because of Tenant's default of this Lease or because of the Tenant's abandonment of the Apartment, any rent or additional rent due and owing pursuant to this Lease for the remainder of the Lease term shall become immediately due and payable by Tenant to Owner. Owner, at its option and in its sole discretion, may commence an action to collect all damages due and owing pursuant to this Lease. If the rent collected by Owner from a subsequent tenant of the Apartment is more than the unpaid rent, additional rent and damages which Tenant is liable to Owner, Tenant shall not be entitled to the difference. Owner's failure to re-rent to another tenant or make any effort to rent the Apartment will not release or change Tenant's liability for damages under this paragraph.

6. INTENTIONALLY OMITTED

7. TENANT'S RIGHT TO LIVE IN AND USE THE APARTMENT

(Supplementing the provisions of Paragraph 25 of the Lease). If Tenant pays the rent and any required additional rent on time and Tenant does everything he/she has agreed to do in this Lease, his/her tenancy cannot be cut off before the ending date, except as provided in Articles 17, 18, 19, 22, 23, 24 of the Lease and/or Articles 1, 15, 17 and 18 of this Rider.

8. CHANGES AND ALTERATIONS TO THE APARTMENT

(Supplementing the provisions of Paragraph 10 of the Lease). Tenant must obtain Owner's prior written consent to install any paneling, flooring, "built-in" decorations, partitions, railings, or to make any alterations or to paint or wallpaper the Apartment. When Tenant vacates the subject Apartment, Tenant will, at Tenant's own expense, remove all wallpaper unless Owner elects otherwise. If the wallpaper is removed by Tenant, Tenant will see to it that the walls are restored to good order and appearance. Tenant must not change the plumbing, ventilating, air conditioning, electric or heating systems. If consent is given, the alterations and installation shall become the property of Owner when completed and paid for by Tenant, and shall remain with and become part of the Apartment, at the end of the term unless Owner demands that Tenant remove same. The demands shall be by notice, given at least fifteen (15) days before the end of the Term. Owner is not required to do or pay for any work unless stated in the Lease. Whatever remains in the Apartment after Tenant vacates is considered abandoned by Tenant and, at the election of the Owner, shall either be left in the Apartment or removed.

Tenant shall be responsible for Owner's cost and/or damages resulting from removal of abandoned property or restoration of the Apartment necessary to correct any damage caused by removal of Tenant's installations.

9. ACCESS TO PREMISES

(Supplementing the provisions of Paragraph 15 of the Lease). Owner or persons designated by Owner may, at reasonable times, enter the Apartment to examine, to make repairs or alterations and to show it to possible buyers, lenders or tenants. Tenant must give to Owner keys to all locks installed without Owner's consent. Doors must be locked at all times. Windows must be locked when Tenant is out. Reasonable times shall include, but not be limited to, weekdays 8:30am to 8:00pm and weekends and holidays 10:00am to 8:00pm. No advance written notice shall be required and an oral demand shall be sufficient. Tenant shall be liable for any and all damages resulting from breach of this provision, including but not limited to loss of rentals, profits, damages and attorneys' fees.

10. RULES AND REGULATIONS

(Supplementing the provisions of Paragraph 11 of the Lease). Tenant has read the Rules and Regulations annexed hereto, and made a part hereof, and agrees to abide by and conform to the annexed rules and such further rules and regulations as the Owner may from time to time make or adopt for the care and protection of the Building, and the general comfort and welfare of its occupants. The Owner shall not be liable to Tenant for the violation of any of these said rules or regulations or the breach of any of the terms in any Lease by any other tenant or occupant in the Building.

11. CORRECTING TENANT'S DEFAULT

    A. If the Owner shall pay, or be compelled to pay a sum of money or do any act that requires the payment of money, due to Tenant's failure to observe or perform any of the terms contained herein, the sum so paid by the Owner, together with all interest, cost, damages and reasonable attorneys' fees, shall be considered as additional rent, and shall be added to the rent next becoming due in the month following such payment and shall be collected at such time.

    B. If Owner is compelled to pay any expense, including reasonable attorneys' fees in instituting, prosecuting or defending any action or proceeding instituted by reason of Tenant breaching or defaulting under the terms of this agreement, the money paid by Owner with all interest, costs and damages shall be deemed to be additional rent hereunder and shall be due from Tenant to Owner on the first day of the month following the payment of such expenses.

12. REPRESENTATIONS

No representations or promises with respect to the Apartment have been made by the Owner other than those contained herein. The assumption of occupancy by Tenant shall be conclusive evidence that the Apartment and the building of which it is a part, were in good and satisfactory condition at the time the tenancy commenced. Tenant shall give to the Owner notice in case of fire or accidents, or defects in, any part of the Building or equipment or fixtures contained therein.

13. HEATING, VENTILATING AND AIR-CONDITIONING

Heating, ventilating and air-conditioning units have been installed in the Apartment. These units will be individually operated and have been connected to the Tenant's electric meter. The Tenant will be responsible for the electric charges but the Landlord will be responsible for the maintenance of equipment unless damaged by the fault or negligence of the Tenant, guests, servants or invitees. The Tenant will not be permitted to install any other air conditioning equipment in the Apartment nor shall Landlord be responsible for any damages nor shall Tenant be entitled to an abatement of rent due to the removal of or breakdown of the equipment.

14.INABILITY AND INDEMNITY

This agreement is made upon the express condition that the Owner shall be free from all liabilities and claims for damages and/or suits for or by reason of any injury or injuries to any person or persons or property of any kind whatsoever, whether Tenant's person or property, Tenant's agent or employees, or third persons, from any cause or causes during the term of this agreement or occasioned by any occupancy or use of said Apartment or any activity carried on by Tenant in connection therewith and Tenant hereby agrees to indemnify and hold the Owner harmless from any liabilities, charges, expenses (including counsel fees) and costs on account of or by reason of any such injuries, liabilities, claims, suits or losses however occurring or damages arising out of same to the fullest extent permitted by law.

15. LIABILITY

    A. Owner shall not be liable for damage (except due to Owner's negligence) occasioned by failure to keep said Apartment in repair, nor for any damage done or occasioned by or from plumbing, gas, water, sprinklers, steam or other pipes or sewerage or the bursting, leaking or running of any pipes, tanks or plumbing fixtures, in, above or about the subject Apartment or Building, nor for any damage occasioned by water, snow or ice being upon or coming through the roof, sky lights, trap door or otherwise, nor for any damage arising from acts, or neglect of co-tenants or other occupants of the same Building or of any owners, or occupants of adjacent or contiguous property.

    B. Owner shall not be liable for damage or loss of Tenant's personal property (furniture, jewelry, clothing, etc.) from theft, water, fire, vandalism, rains, storms, smoke, exposures, sonic booms or other causes whatsoever except due to Owner's negligence. Tenant shall secure "renters" insurance to protect himself/herself against such loss with limits of $100,000 per occurrence for bodily or personal injury and $35,000 per occurrence for property damage. Proof of insurance ("Certificate of Insurance") shall be supplied to the Owner within thirty (30) days of the Lease's commencement date. Failure to supply the Certificate of Insurance within 30 days from the commencement of the term, constitutes a default of this Lease.

    C. Tenant must pay for damages suffered by and reasonable expenses of Owner relating to any claim or arising from any act or neglect committed by Tenant. If an action is brought against Owner arising from Tenant's act or neglect, Tenant shall defend Owner at Tenant's expense with an attorney of Owner's choice.

16. NOTATION ON CHECKS

Owner and Tenant expressly agree that any endorsements or statements on a check given in payment as rent shall not be deemed to constitute an "accord and satisfaction," and Tenant further agrees that the Owner may accept such checks without prejudice to its legal rights. Tenant further agrees that Owner has the right in his sole discretion and judgment, to apply any payments of rents to outstanding balances that he may elect, and is expressly authorized by Tenant to delete any notation made on the check directing how payment should be applied and such notation shall be null and void and the Owner is authorized to accept such checks without prejudice to his legal rights.

17. PETS

Tenants shall not keep or maintain in or about the said Apartment or permit any other person to keep or maintain therein, any dog or domestic or wild animals without the written consent of the Owner.

18. NO WATER FILLED FURNITURE

Tenant shall not place or use any water filled furniture in the Apartment.

19. FAILURE TO PAY FULL RENT

The receipt by the Owner of an amount which is less than that amount of rent or additional rent owned by Tenant shall not be deemed a waiver of the right to collect the balance. Any payment of rent or additional rent which is less than the full amount owed, shall be deemed to be on account of and shall be applied to the earliest item.

20. LEASE NOT RECORDABLE

This Lease shall not be recorded, nor shall Tenant take any steps attempting to record said Lease.

21. INVALIDITY OF ANY PROVISION

If any term, covenant, condition or provision of the Lease or Rider shall be invalid or unenforceable to any extent, the remaining terms, covenants, conditions, and provisions of this Lease or Rider other than those as to which any term, covenant, condition or provision is held invalid or unenforceable, shall not be affected thereby and each remaining term, covenant, condition and provision of this Lease and Rider shall be valid and shall be enforceable to the fullest extent permitted by law.

22. THIRD PARTY PAYMENT

Tenant acknowledges that the Owner may not fully scrutinize and examine each check to see that the check submitted is the check of the Tenant. Accordingly, in the event a third party check is given for rental due and is accepted by the Landlord, such acceptance shall not constitute a waiver of Landlord's rights nor confer any rights upon the third party nor entitle the third party to make a claim as a tenant or right to occupy the Premises, or create a Landlord-Tenant relationship between the third party and Landlord.

23. LATE PAYMENT

Rent payment is due on first day of the month. Any payment received after the fifth day of the month shall be subject to a late charge of $100 for administrative handling expenses. Said payment shall be due and payable upon demand.

24. FLOOR COVERING

Tenant agrees that during Tenant's occupancy of the Apartment, Tenant will cover at least 80 percent of the floor area of the Apartment other than the kitchen, pantry and bathrooms, with rugs, and/or carpeting.

25. DELAY IN GIVING POSSESSION

In the even that there should be a delay in the Landlord giving possession to Tenant, Landlord shall not be responsible for Tenant's damages or expenses. However, if the delay exceeds thirty (30) days, then Tenant can give the Landlord thirty (30) days notice that he/she intends to cancel this Lease.

26. SECURITY DEPOSIT

(Supplementing the provisions of Paragraph 5 of the Lease). It is expressly understood that Tenant may not use the security deposit as rent payment for any month in which rent payment is due. If due, refunds of security deposits will be made only after all these named as tenants on the lease have vacated. Such refunds, if due, may be made to any party named as a tenant in the Lease.

27. LOCKOUT FEES

The following fees will be charged to unlock the Apartment entrance doors:

- 7:00am-3:30pm (Sunday through Saturday) $10.00
- 3:30pm-11:30pm (Sunday through Saturday) $30.00
- 11:30pm-7am (Sunday through Saturday) $50.00

The above rates may be adjusted from time to time at the sole discretion of the Landlord. This service will be provided only if Tenant is current in payment of previous lockout fees.

28. ILLEGAL ACTIVITY/EVICTION

It is expressly agreed and understood that any Tenant, any member of Tenant's family, Tenant's employees, occupants, guests or invitees, who conduct any illegal trade, manufacture, or conduct other illegal business in the Apartment, common area or ground surrounding the building shall be subject to immediate eviction from the Apartment. The Landlord need only provide clear and convincing proof of the activity in order to enforce this section of the Lease.

29. LOCAL LAW #10

Tenant acknowledges that under New York City Local Law #10 a Fires Safety Notice is installed on the inside of the front door of the Apartment and Tenant is not allowed to remove Fire Safety Notice under any circumstances. The City of New York has the right to inspect and ensure compliance of Local Law directives. If Tenant removes Fire Safety Notice, Tenant will be liable for any monetary and/or civil penalties levied against Broad Street, LLC.

30. DISCLOSURE REGARDING NEW STOCK EXCHANGE FACILITY

Tenant acknowledges that there will be noise caused by demolition and construction of surrounding buildings during the term of their Lease. Landlord does not assume responsibility for any noise or disruptions caused by such activity. Tenants agree that they will not seek any rent abatement or damages from the Landlord due to such activity.

TO CONFIRM OUR AGREEMENT, OWNER AND TENANT(S) RESPECTIVELY SIGN THIS RIDER AS OF THE DAY AND YEAR FIRST WRITTEN ON PAGE 1.

WITNESSES

                                                    /s/ (illegible)
------------------------------                      ----------------------------
                                                    OWNER'S SIGNATURE

                                                    /s/ (illegible)
------------------------------                      ----------------------------
                                                    TENANT'S SIGNATURE


------------------------------                      ----------------------------
                                                    TENANT'S SIGNATURE


------------------------------                      ----------------------------
                                                    TENANT'S SIGNATURE